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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                ----------------


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: MAY 22, 1998                        COMMISSION FILE NO.: 019020


                          OPTIMA PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         CANADA                                         98-0115468
(State of Incorporation)                   (I.R.S. Employee Identification No.)


#600 - 595 HOWE STREET, VANCOUVER, BRITISH COLUMBIA                   V6C 2T5
     (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (604) 684-6886

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The Company reports that it extended the management contracts of the following executives to an expiry date of December 31, 1998:

       -   William C. Leuschner, Chairman
       -   Robert L. Hodgkinson, President
       -   Ronald P. Bourgeois, Chief Financial Officer

The contracts were due to expire on December 31, 1997 but were extended by an unanimous resolution of the Board of Directors at a meeting held December 4, 1997. Executive compensation was not changed with the exception that payout or termination from a change of control was reduced from 24 months of management fees to 12 months of management fees.

EXHIBITS - AMENDED MANAGEMENT CONTRACTS

       Exhibit 99.1 - Amendment to Consulting Agreement between Optima Petroleum
                      Corporation and Hodgkinson Equities Corporation.

       Exhibit 99.2 - Amendment to Consulting Agreement between Optima Petroleum
                      Corporation and Leuschner International Resources Ltd.

       Exhibit 99.3 - Amendment to Consulting Agreement between Optima Petroleum
                      Corporation and Ronald P. Bourgeois.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

MAY 22, 1998


OPTIMA PETROLEUM CORPORATION

/s/ Ronald P. Bourgeois
Ronald P. Bourgeois,
Chief Financial Officer